UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 5, 2007

DELTRON, INC.
(Exact name of registrant as specified in its charter)

NEVADA	333-130197	86-1147933
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

Sabana Oeste, de la Princessa Marina, 200 metros Oeste y 100 mts Norte
Porton verde, Frente SBC Computadoras, San Jose, Republica de Costa Rica
(Address of principal executive offices and Zip Code)

011-506-853-2239
(Registrant's telephone number, including area code)

Sabana Oeste, Restaurante Princessa Marina, 100 Metros Oeste S.N.B. Abogados, San Jose, Republica de Costa Rica

(Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

 On February 5, 2007, Fernando Porras resigned his positions as the Secretary and Director of Deltron, Inc. ("The Company", "Deltron", or "us") and as the Treasurer and Director of Deltron's 100% owned subsidiary, Deltron Holdings Corporation S.A. Mr. Porras did not have any disagreements with us on any matter relating to our operations, policies or practices.

Concurrent with Mr. Porras' resignation, Shawn Phillips was appointed to the position of Secretary with Deltron and as the Treasurer with Deltron Holdings Corporation S.A.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 5th day of February, 2007.

DELTRON, INC.

BY:	/s/ Shawn Phillips
Shawn Phillips
President, Secretary, Treasurer, Principal Executive Officer, Principal Financial Officer and a member of the board of directors.